UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                October 5, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2015, we announced that Marvin J. Migura has decided to relinquish his position as Executive Vice President effective December 31, 2015. Mr. Migura will continue to serve as a Senior Vice President, reporting to our Chief Executive Officer, M. Kevin McEvoy, and remain a part of the executive management team at least through the end of 2016. Mr. Migura joined Oceaneering in 1995 as Senior Vice President and Chief Financial Officer and was appointed to the position of Executive Vice President in 2011. A copy of the Press Release announcing this change is included as Exhibit 99.1 to this report and is hereby incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following is being furnished as an exhibit to this report.

99.1	Press Release of Oceaneering International, Inc. dated October 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Date:    October 5, 2015

Exhibit Index

99.1	Press Release of Oceaneering International, Inc. dated October 5, 2015